FINANCIAL RISK MANAGEMENT DISCLOSURES	12 Months Ended
Dec. 31, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
FINANCIAL RISK MANAGEMENT DISCLOSURES
(a)	Liquidity risk

Liquidity risk is the risk that an entity will be unable to meet its financial obligations as they fall due. The Company manages liquidity risk by preparing cash flow forecasts of upcoming cash requirements. As at December 31, 2020, the Company had a cash balance of $7,608,149 (December 31, 2019 – $3,017,704, December 31, 2018 – $5,304,097). As at December 31, 2020 the Company had accounts payable and accrued liabilities of $1,759,163 (December 31, 2019 - $2,420,392 December 31, 2018 - $1,636,786), which have contractual maturities of 90 days or less.

The Company has a planning and budgeting process in place by which it anticipates and determines the funds required to support normal operation requirements as well as the growth and development of its mineral property interests. The Company coordinates this planning and budgeting process with its financing activities through the capital management process in normal circumstances.

The following table details the Company’s current and expected remaining contractual maturities for its financial liabilities with agreed repayment periods. The table is based on the undiscounted cash flows of financial liabilities.

	0 to 6 months	6 to 12 months	Total
Accounts payable and accrued liabilities
As at December 31, 2020	$1,759,163	$-	$1,759,163
As at December 31, 2019	$2,420,392	$-	$2,420,392
As at December 31, 2018	$1,636,786	$-	$1,636,786

(b)	Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company is exposed to credit risk primarily associated to cash and cash equivalents, restricted cash equivalents and receivables, net of allowances. The carrying amount of financial assets included on the statements of financial position represents the maximum credit exposure.

(c)	Market risk

(i)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Company’s cash and restricted cash equivalents primarily include highly liquid investments that earn interest at market rates that are fixed to maturity. Due to the short- term nature of these financial instruments, fluctuations in market rates do not have significant impact on the fair values of the financial instruments as of December 31, 2020. The Company manages interest rate risk by maintaining an investment policy that focuses primarily on preservation of capital and liquidity.

(ii)	Foreign currency risk

The Company is exposed to foreign currency risk to the extent that monetary assets and liabilities held by the Company are not denominated in Canadian dollars.

The Company has exploration and development projects in Mongolia and Bolivia and undertakes transactions in various foreign currencies. The Company is therefore exposed to foreign currency risk arising from transactions denominated in a foreign currency and the translation of financial instruments denominated in US dollars, Mongolian tugrik, and Bolivian boliviano into its functional and reporting currency, the Canadian dollar.

Based on the above, net exposures as at December 31, 2020, with other variables unchanged, a 10% (December 31, 2019 – 10%, December 31, 2018 – 10%) strengthening (weakening) of the Canadian dollar against the Mongolian tugrik would impact net loss with other variables unchanged by $100,000. A 10% strengthening (weakening) of the Canadian dollar against the Bolivian boliviano would impact net loss with other variables unchanged by $73,000. A 10% strengthening (weakening) of the US dollar against the Canadian dollar would impact net loss with other variables unchanged by $28,000. The Company currently does not use any foreign exchange contracts to hedge this currency risk.

(iii)	Commodity and equity price risk

Commodity price risk is defined as the potential adverse impact on earnings and economic value due to commodity price movements and volatilities. Commodity prices fluctuate on a daily basis and are affected by numerous factors beyond the Company’s control. The supply and demand for these commodities, the level of interest rates, the rate of inflation, investment decisions by large holders of commodities including governmental reserves and stability of exchange rates can all cause significant fluctuations in prices. Such external economic factors are in turn influenced by changes in international investment patterns and monetary systems and political developments. The Company is also exposed to price risk with regards to equity prices. Equity price risk is defined as the potential adverse impact on the Company’s earnings due to movements in individual equity prices or general movements in the level of the stock market.

The Company closely monitors commodity prices, individual equity movements and the stock market to determine the appropriate course of action to be taken by the Company. Fluctuations in value may be significant.